Exhibit 99.1

Commerce Union Bancshares, Inc. Adds Chris Payne As Senior Manager for Reliant Bank Mortgage Services

Payne to Focus on Middle Tennessee Operations

BRENTWOOD, Tenn.--(BUSINESS WIRE)--March 30, 2016--Commerce Union Bancshares, Inc. (NASDAQ: CUBN) announced today that it hired Chris Payne to head its Middle Tennessee initiative for Reliant Bank Mortgage Services, a subsidiary of Reliant Bank.

“The addition of Chris Payne is part of our strategy to focus our mortgage operations in Middle Tennessee,” stated DeVan Ard, President and Chief Executive Officer of Reliant Bank and President of Commerce Union Bancshares, Inc. “Chris has over 20 years of mortgage banking experience and served most recently at Synovus’ Bank of Nashville as Market Sales Leader. He is very knowledgeable of the local market and will be responsible for expanding our sales team in Middle Tennessee to complement our banking centers in Davidson, Robertson, Rutherford, Sumner and Williamson Counties, Tennessee.

“We currently have six mortgage sales offices outside of Middle Tennessee and are reviewing strategic alternatives to spin-off these offices so we can optimize our resources in our core markets. We believe we have significant opportunities to leverage our knowledge of the Middle Tennessee markets along with our marketing resources for the bank to expand our mortgage originations from existing Reliant Bank customers and new customers in our core markets,” concluded Ard.

Chris Payne has significant sales and management experience in the mortgage industry. He most recently served as Market Sales Leader for Synovus’ Bank of Nashville. He has served as Regional Manager for several mortgage companies and was responsible for opening and/or expanding offices in Nashville, Knoxville, Chattanooga and Johnson City, Tennessee. He also served as President of Platinum Financial Group Inc., a top correspondent mortgage company in Middle Tennessee. Mr. Payne holds a Bachelor of Science degree from the University of Tennessee at Martin.

About Commerce Union Bancshares, Inc. and Reliant Bank

Commerce Union Bancshares, Inc. (NASDAQ: CUBN) is a Brentwood, Tennessee-based bank holding company which operates banking centers in Davidson, Robertson, Rutherford, Sumner and Williamson Counties, Tennessee through its wholly-owned subsidiary Reliant Bank. Reliant Bank is a full-service commercial bank that offers a variety of deposit, lending and mortgage products and services to business and consumer customers. For additional information, locations and hours of operation, please visit our websites found at www.commerceunionbank.com and www.reliantbank.com.

Forward-Looking Statements

Statements in this press release relating to Commerce Union Bancshares Inc.’s plans, objectives, expectations or future performance are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believe,” “may,” “should,” “anticipate,” “estimate,” “expect,” “intend,” “objective,” “possible,” “seek,” “plan,” “strive” or similar words, or negatives of these words, identify forward-looking statements. These forward-looking statements are based on management’s current expectations. The Company’s actual results in future periods may differ materially from those indicated by forward-looking statements due to various risks and uncertainties, including those related to the combination of Commerce Union Bank and Reliant Bank following the merger. These and other risks and uncertainties are described in greater detail under “Risk Factors” in the joint Form S-4 and subsequent periodic reports filed with the Securities and Exchange Commission. The forward-looking statements in this press release are made as of the date of the release and the Company does not assume any responsibility to update these statements.

CONTACT:
Commerce Union Bancshares, Inc.
DeVan Ard, 615-221-2020
President, Commerce Union Bancshares, Inc.
President and Chief Executive Officer, Reliant Bank
or
Ron DeBerry, 615-433-7200
Chairman and Chief Executive Officer, Commerce Union Bancshares, Inc.